UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 50 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file presentation materials from BB&T's 2002 Investor Conference held on February 7, 2002.

EXHIBIT INDEX

Exhibit 99.1 Presentation to Analysts on February 7, 2002

BB&T

Creating The Best
Financial Institution
Possible

BB&T MISSION

Help our clients achieve
economic success and
financial security

STRATEGY:

Create a series of
community banks dedicated
to the highest level of

CLIENT RELATIONSHIP
MANAGEMENT;

supported by a large
corporate service
organization with the
economies of scale to
provide technologically
driven, high quality
services.

COMMUNITY BANKING

BB&T REGIONS

FOCUS:

Opportunity to improve
performance of "new"
regions to level of core
regions based on BB&T
strategy

IMPROVEMENT COMPARISON:
New Regions

RETAIL LOAN PRODUCTION
PER LENDER PER MONTH
(In Thousands)

COMMERCIAL LOANS CLOSED
PER LENDER PER MONTH
(In Thousands)

SMALL BUSINESS LOANS CLOSED
PER LENDER PER MONTH
(In Thousands)

MORTGAGE LOANS CLOSED
PER LENDER PER MONTH
(In Thousands)

NET REVENUE PER BRANCH
(In Thousands)

5+ SERVICES HOUSEHOLDS

RETURN ON EQUITY

SALES MANAGEMENT
SYSTEM

EMPHASIS: to create a sales
culture of proactive client and
prospect relationship
management

1.)	Community Banking Concept
2.)	Workforce Selection and Retention
3.)	BB&T Leadership Model
4.)	Quality Education Support/Training
5.)	Know, Show, Grow Coaching Model

6.)	OLYMPICSS Strategy
7.)	Sales Process/Integrated Relationship Management (IRM)
8.)	Recognition Systems and Incentive Programs
9.)	System Support and Technology
10.)	Client Service Strategy

BB&T SALES
MANAGEMENT PROCESS

•	Goals and Expectations (Results)
•	Weekly Sales Cycle
•	Continuous Inspection/Feedback
•	Competition
•	Focus on Profiling/Cross-Selling
•	Coaching from Playbooks

Goals and
Expectations (Results)

Individual accountabilities
and goals negotiated and
listed in Playbook

- Teller--2 quality referrals/day
- Relationship Banker--200 points/day

- Retail Lenders--$400,000 loan production/month
- Commercial Lenders--$1.6 million loan production/month
- Business Bankers--$500,000 loan production/month
- Mortgage Lenders--$1.5 million loan production/month

Weekly Sales Cycle

Continuous
Inspection/Feedback

Continuous
Inspection/Feedback

Competition

Competition

Competition

Focus on
Profiling/Cross-Selling

Focus on
Profiling/Cross-Selling

Coaching from Playbooks

Coaching from Playbooks

• Incentives
• President's Award

BALANCED
INCENTIVE SYSTEM

• Client Service Quality
• Profitability
• Credit Quality
• Growth

BALANCED RECOGNITION
PROGRAMS:
PRESIDENT'S AWARD

	OBJECTIVES		EVALUATION
-	Client service	-	Peers (25%)
	quality (20%)	-	Standard (25%)
-	Balance sheet	-	Budget (50%)
quality (25%)
-	Profitability (30%)
-	Growth (25%)

PROCESS
IMPROVEMENT

• Service quality feedback
• K-10

SERVICE QUALITY-
FEEDBACK

• CSI (Improved)
• Peer Survey (New)
• Mystery Shops (New)

K-10 CONCEPT

Create a feedback system to
give early indication of non-
performance of activities
essential to success to allow
for early intervention
resulting in more rapid
improvement

K-10 PROCESS

• Survey high performance branches to determine probable actual activities
• Survey high and low performance branches to assess actual performance in actual areas

• Run correlation analysis on results to affirm critical areas
• Begin routine surveys of all branches
• Develop execution intervention strategy for all low K-10 branches

SUMMARY

• Community banking strategy continues to produce superior results
• New regions are improving at a fast pace

• BB&T's sales management system is a balanced system focusing on client service quality, balance sheet quality, profitability and growth
• Improvement in feedback systems will enhance productivity
• BB&T will become...

THE BEST FINANCIAL
INSTITUTION POSSIBLE

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       February 7, 2002